FVF Proxy Stkr

                        SUPPLEMENT DATED JANUARY 14, 1997
                              TO THE PROSPECTUS OF
                            FRANKLIN VALUEMARK FUNDS
                             DATED NOVEMBER 8, 1996


A. The Prospectus is amended by adding the following to the section entitled "Precious Metals Fund," under "Fund Investment Objectives and Policies":

 PROPOSAL TO CHANGE FUND OBJECTIVE AND CONCENTRATION POLICY. The Board of Trustees (the "Board") of Franklin Valuemark Funds has approved for shareholder consideration changes in the investment objective and industry concentration policy of the Precious Metals Fund ("Fund") to those of a fund which invests primarily in natural resources industries, changes in two related fundamental investment policies, as well as election of trustees. The Board also approved a change in the fund's name to the Natural Resources Securities Fund ("Natural Resources Fund"), if shareholders approve the objective and concentration policy change. Like the Fund, the Natural Resources Fund would seek capital appreciation, with income as a secondary objective but it would invest, under normal market conditions, at least 65% of its assets in securities of companies in the natural resources sector, rather than the precious metals industry. The natural resources sector includes companies in the gold and precious metals industry, as well as companies in other natural resources industries such as integrated oil; oil and gas exploration and production; steel and iron ore production; aluminum production; forest products; farming products; paper products; chemicals; building materials; energy services and technology; environmental services; and energy generation and distribution. Companies in this sector may own, produce, refine, process or market natural resources, or provide support services for natural resources companies (e.g., develop technologies or provide services, supplies or equipment directly related to the production of natural resources).

 Shareholders of record as of the close of business on January 21, 1997 are entitled to vote at the April 4, 1997 shareholder meeting. The proposals would take effect on May 1, 1997 or, if the shareholder meeting is postponed beyond that date, on the date of approval by shareholders. Further information about this and certain other proposals will be set forth in a proxy statement to be furnished to shareholders within a reasonable time before the meeting date.

B. The second sentence in the sections entitled "Mutual Shares Securities Fund, Foreign Investments" and "Mutual Discovery Securities Fund, Foreign Investments," under "Fund Investment Objectives and Policies," is revised to read as follows:

 The Fund presently does not intend to invest more than 5% of its assets in securities of issuers in developing markets, including Russia.

C. The section entitled "Utility Equity Fund, Foreign Investments," under "Fund Investment Objectives and Policies," is revised by adding the following sentence:

As a non-fundamental policy, the Fund will limit its investments in securities of Russian issuers to 5% of total assets.